UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22867

Cohen & Steers MLP and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended May 31, 2015. The net asset values (NAV) per share at that date were $11.12, $11.08, $11.14, $11.14 and $11.14 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended May 31, 2015
Cohen & Steers MLP & Energy Opportunity Fund—Class A	–1.89%
Cohen & Steers MLP & Energy Opportunity Fund—Class C	–2.25%
Cohen & Steers MLP & Energy Opportunity Fund—Class I	–1.75%
Cohen & Steers MLP & Energy Opportunity Fund—Class R	–2.00%
Cohen & Steers MLP & Energy Opportunity Fund—Class Z	–1.75%
Alerian Energy Infrastructure Index[a]	–4.59%
Alerian MLP Index[a]	–8.42%
S&P 500 Index[a]	2.97%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs less than one year from purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice a  The Alerian Energy Infrastructure Index is a tier-weighted index of 30 core North American energy infrastructure companies that engage in the pipeline transportation, storage, and processing of energy commodities. The Alerian MLP Index is a float-adjusted, market-capitalization-weighted index that consists of the 50 most prominent large- and mid-capitalization energy Master Limited Partnerships (MLPs). The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

MLPs and midstream-energy-focused equities declined during the period, underperforming most equity and fixed income indexes. Crude oil prices fell, which broadly weakened investor sentiment towards the asset class. Those MLPs with a higher sensitivity to oil prices, such as exploration and production (E&P) companies, certain commodity-exposed gathering and processing (G&P) businesses, and some offshore marine shipping firms, tended to underperform in tandem with falling crude oil prices. Companies with strong corporate parents, more defensive cash flows and favorable mergers and acquisitions prospects tended to outperform.

Regarding subsector performance, propane companies, though not held as part of the index, advanced as they are viewed as more defensive businesses. In addition, lower propane prices and colder weather typically supported higher volumes and better margins, which was a tailwind for performance.

The crude/refined products sector (–0.7% total return in the indexb) declined but outperformed the broader midstream energy market. Refinery logistics MLPs with stable cash flows, minimum volume commitments and strong growth backlogs generally outperformed. Low crude oil prices could lead to lower diesel and jet fuel prices, which would likely benefit companies that own refined products pipelines.

Out-of-index marine shipping/offshore companies generally declined. Lower oil prices have reduced the long-term growth outlook of some companies in this group, particularly those with offshore oil rigs and other oil field services related assets. In the natural gas pipelines sector (–5.3%), Veresen outperformed the group largely due to positive sentiment as it continued to make progress towards a final investment decision on its Jordan Cove liquefied natural gas (LNG) export facility.

b  Sector classifications of securities comprising the Alerian Energy Infrastructure Index determined by investment advisor.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

The G&P sector (–7.1%) underperformed. Depending on their mix of contract structures, G&P firms can be more directly exposed to commodity prices than other midstream businesses. In the diversified midstream group (–7.2%), company-specific factors drove performance. The Williams Companies outperformed the sector overall; similar to the Kinder Morgan transaction last summer, the general partner (GP) of Williams Partners LP announced its intention to acquire its MLP to reduce the overall cost of capital and structural complexity, which was well received by investors. Out-of-index Energy Transfer Equity, GP of the Energy Transfer family of companies, advanced roughly 17% as management continued to execute on its plans for simplification and consolidation. Kinder Morgan's $3 billion acquisition of Hiland Partners was also received positively. Hiland's assets are expected to strengthen Kinder Morgan's overall business in the Bakken Shale, while continuing to diversify the company's overall business mix.

E&P companies, generally not included as part of the Alerian Energy Infrastructure Index, declined sharply—the majority of upstream MLPs cut their distributions in the first quarter of 2015 by an average of 50%. Then, towards the end of the period, E&P companies came under renewed pressure from concerns over high costs of capital and balance sheet strength.

Fund Performance

The Fund outperformed the broader MLP market and its benchmark but saw a negative absolute return. Security selection in the diversified midstream sector was the most significant contributor to relative performance, where our out-of-index position in Energy Transfer Equity was a major contributor to relative performance. In natural gas pipelines, our out-of-index allocation to Cheniere Energy, the owner and developer of the United States' first LNG export facility, Sabine Pass Liquefaction, performed well as the project development continued to advance. Our underweight in diversified utilities (–2.2%) detracted from relative returns.

Investment Outlook

In our view, the rapid decline in E&P capital expenditures that followed the drop in oil prices and improving demand fundamentals is helping to rebalance the crude oil markets more quickly than initially expected. Consequently, while we have reduced our medium-term distribution growth estimates in the wake of materially lower crude oil price levels, we remain constructive on the outlook for midstream energy companies. We continue to find investments that maintain attractive risk-adjusted returns even in this period of heightened volatility.

We believe the longer-term growth prospects of midstream energy businesses remain compelling given the imperative to continue to invest as North America drives towards energy independence. MLP valuations have moved in line with historical averages in terms of enterprise-value-to adjusted earnings before interest, taxes, depreciation and amortization, price-to-distributable cash flow and yield/growth—and in our view, many companies have begun to appropriately reflect the changing fundamental outlook.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Evolving flow dynamics and demand drivers will continue to further the need to redesign the North American energy grid—driving the development of new and repurposed pipelines, processing plants and storage facilities. Additionally, we remain cognizant of these changing flow patterns as legacy pipeline contracts expire—with some pipelines at risk of being rendered obsolete in their current form. We believe the asset class offers a unique combination of attractive income and visible medium-term growth, and expect these characteristics to support performance.

North American energy production will be a critical factor shaping MLP performance going forward. Whereas the past several years have been focused on investments to respond to the massive infrastructure needs to accommodate the "supply push" created by shale production, future "demand pulls" should add a meaningful next leg to the investment case. During periods where domestic prices for natural gas and natural gas liquids trade substantially below global prices, we would expect export infrastructure projects to remain a tailwind for midstream energy companies. Furthermore, U.S. industrial demand is expected to rise, particularly in the chemicals industry, as shale-sourced ethane, propane and natural gas are now a low-cost feedstock for energy-intensive industrial processes. In addition, the political atmosphere towards exports in Washington D.C. has continued to become more accommodative over time.

Overall, we remain firm believers in the long-term investment imperative, and expect to be able to take advantage of attractive investment opportunities that may arise during any near-term volatility during this sorting out period for midstream energy equities. We also expect the theme of consolidation to continue, helping drive increased dispersion among winners and losers.

Sincerely,

ROBERT H. STEERS	ROBERT S. BECKER
Chairman	Portfolio Manager

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns for Periods Ended May 31, 2015

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–5.87%[a]	–3.15%[b]	—	—	—
1 Year (without sales charge)	–1.44%	–2.17%	–1.19%	—	–1.26%
Since Inception[c] (with sales charge)	7.05%[a]	9.81%	—	—	—
Since Inception[c] (without sales charge)	10.52%	9.81%	10.88%	–8.79%	10.81%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the April 1, 2015 prospectus for Class A, Class C, Class I, Class R and Class Z were as follows: Class A—2.96% and 1.45%; Class C—3.61% and 2.10%; Class I—2.63% and 1.10%; Class R—3.11% and 1.60%; and Class Z—2.61% and 1.10%. Through June 30, 2016, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. The contractual expense limitation agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1.00%.

c  Inception date of December 20, 2013 for Class A, C, I and Z shares and October 1, 2014 for Class R shares.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2014—May 31, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period[a] December 1, 2014— May 31, 2015
Class A
Actual (–1.89% return)	$1,000.00	$981.10	$7.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.70	$7.29
Class C
Actual (–2.25% return)	$1,000.00	$977.50	$10.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.46	$10.55
Class I
Actual (–1.75% return)	$1,000.00	$982.50	$5.44
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.45	$5.54
Class R
Actual (–2.00% return)	$1,000.00	$980.00	$7.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.95	$8.05
Class Z
Actual (–1.75% return)	$1,000.00	$982.50	$5.44
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.45	$5.54

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized expense ratios of 1.45%, 2.10%, 1.10%, 1.60% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the fiscal period).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

May 31, 2015
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Kinder Morgan Inc.	$5,864,611	5.4
Williams Companies, Inc.	5,286,755	4.8
Plains GP Holdings, LP	4,798,020	4.4
TransCanada Corporation (Canada)	4,666,190	4.3
Energy Transfer Equity, LP	3,963,289	3.6
Energy Transfer Partners, LP	3,500,767	3.2
Targa Resources Corp.	3,707,976	3.4
Enbridge, Inc. (Canada)	3,290,771	3.0
MarkWest Energy Partners, LP	3,283,204	3.0
Dominion Resources, Inc.	3,245,683	3.0

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

May 31, 2015 (Unaudited)

		Number of Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	99.0%
CRUDE/REFINED PRODUCTS	20.9%
Enbridge Energy Management, LLC[a]		35,923	$1,298,264
Enbridge, Inc. (Canada)		68,803	3,290,771
Gibson Energy, Inc. (Canada)		125,925	2,423,115
Inter Pipeline Ltd. (Canada)		120,866	3,007,071
JP Energy Partners, LP		52,821	716,781
Nustar GP Holdings, LLC		32,045	1,229,887
Plains GP Holdings, LP		171,603	4,798,020
Rose Rock Midstream, LP		15,757	798,407
SemGroup Corporation		32,983	2,595,762
Shell Midstream Partners, LP (Unregistered)[b,c]		7,710	328,005
Sunoco Logistics Partners, LP		39,794	1,575,842
Tesoro Logistics, LP		14,150	818,011
			22,879,936
DIVERSIFIED MIDSTREAM	29.2%
Altagas Ltd. (Canada)		85,584	2,729,384
CorEnergy Infrastructure Trust, Inc.		94,471	628,232
Dominion Midstream Partners, LP		15,051	634,550
Energy Transfer Equity, LP		57,715	3,963,289
Energy Transfer Partners, LP		62,258	3,500,767
Kinder Morgan, Inc.		141,350	5,864,611
Macquarie Infrastructure Co. LLC		25,732	2,177,956
NGL Energy Partners, LP		37,319	1,121,809
Oneok, Inc.		38,580	1,617,274
Pembina Pipeline Corporation (Canada)		31,601	1,018,723
Spectra Energy Corp.		73,111	2,571,314
Summit Midstream Partners, LP		25,254	849,292
Williams Companies, Inc.		103,459	5,286,755
			31,963,956
DIVERSIFIED UTILITIES	11.5%
Atmos Energy Corp.		29,781	1,608,770
Centerpoint Energy, Inc.		113,199	2,305,864
Dominion Resources, Inc.		46,025	3,245,683
DTE Energy Company		27,472	2,176,606
Sempra Energy		30,028	3,227,109
			12,564,032

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2015 (Unaudited)

		Number of Shares/Units	Value
GATHERING & PROCESSING	14.5%
Antero Midstream Partners, LP		45,532	$1,297,662
Crestwood Equity Partners, LP		91,374	456,870
Crestwood Midstream Partners, LP		34,724	465,996
EQT Corporation		6,582	559,931
EQT GP Holdings, LPd		11,223	361,605
EQT Midstream Partners, LP		16,185	1,354,199
Keyera Corp.		37,977	1,250,529
MarkWest Energy Partners, LP		50,800	3,283,204
Rice Midstream Partners, LP		46,369	790,591
Southcross Energy Partners, LP		49,184	662,017
Tallgrass Energy GP, LPd		34,960	1,120,468
Tallgrass Energy Partners, LP		11,928	590,317
Targa Resources Corp.		40,326	3,707,976
			15,901,365
MARINE SHIPPING/OFFSHORE	8.5%
Dynagas LNG Partners, LP		35,922	685,751
GasLog Ltd. (Monaco)		55,778	1,154,605
Golar LNG Ltd. (Bermuda)		33,117	1,573,389
Golar LNG Partners, LP (Marshall Islands)		36,254	1,022,725
Hoegh LNG Partners, LP (Marshall Islands)		35,832	824,136
KNOT Offshore Partners, LP (Marshall Islands)		38,838	916,577
Teekay Offshore Partners, LP (Marshall Islands)		47,265	1,056,373
Teekay Shipping Corp. (Marshall Islands)		45,434	2,081,786
			9,315,342
NATURAL GAS PIPELINES	10.3%
Boardwalk Pipeline Partners, LP		40,943	655,907
Cheniere Energy, Inc.[d]		17,267	1,309,357
Cheniere Energy Partners, LP		35,783	1,187,638
Cheniere Energy Partners, LP Holdings, LLC		38,474	950,308
TransCanada Corporation (Canada)		107,660	4,666,190
Veresen, Inc. (Canada)		167,789	2,505,501
			11,274,901
OIL & GAS STORAGE	1.1%
VTTI Energy Partners, LP (Marshall Islands)		45,673	1,182,474

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

May 31, 2015 (Unaudited)

		Number of Shares/Units	Value
RENEWABLE ENERGY	2.4%
Abengoa Yield PLC (Spain)(Unregistered)[b,c]		2,462	$92,423
Pattern Energy Group, Inc.		44,256	1,258,641
TransAlta Renewables, Inc.		126,979	1,291,641
			2,642,705
OTHER	0.6%
Westshore Terminals Investment Corp. (Canada)		25,344	676,397
TOTAL INVESTMENTS (Identified cost—$110,202,869)	99.0%		108,401,108
OTHER ASSETS IN EXCESS OF LIABILITIES	1.0%		1,075,033
NET ASSETS	100.0%		$109,476,141

Note: Percentages indicated are based on the net assets of the Fund.

a  Distributions are paid-in-kind.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.4% of the net assets of the Fund, all of which are illiquid.

c  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.4% of the net assets of the Fund.

d  Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$110,202,869)	$108,401,108
Cash	3,927,772
Foreign currency, at value (Identified cost—$14,203)	14,038
Receivable for:
Investment securities sold	1,850,535
Fund shares sold	652,969
Dividends and distributions	161,137
Total Assets	115,007,559
LIABILITIES:
Payable for:
Investment securities purchased	5,346,141
Investment advisory fees	54,375
Fund shares purchased	50,336
Shareholder servicing fees	5,354
Administration fees	4,655
Distribution fees	1,297
Directors' fees	36
Other liabilities	69,224
Total Liabilities	5,531,418
NET ASSETS	$109,476,141
NET ASSETS consist of:
Paid-in capital	$112,805,692
Dividends in excess of net investment income	(1,028,814)
Accumulated net realized loss	(496,476)
Net unrealized depreciation	(1,804,261)
$109,476,141

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

May 31, 2015 (Unaudited)

CLASS A SHARES:
NET ASSETS	$17,861,490
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,606,717
Net asset value and redemption price per share	$11.12
Maximum offering price per share ($11.12 ÷ 0.955)[a]	$11.64
CLASS C SHARES:
NET ASSETS	$10,074,199
Shares issued and outstanding ($0.001 par value common stock outstanding)	909,495
Net asset value and offering price per share[b]	$11.08
CLASS I SHARES:
NET ASSETS	$80,849,545
Shares issued and outstanding ($0.001 par value common stock outstanding)	7,258,024
Net asset value, offering and redemption price per share	$11.14
CLASS R SHARES:
NET ASSETS	$8,975
Shares issued and outstanding ($0.001 par value common stock outstanding)	806
Net asset value, offering and redemption price per share	$11.14
CLASS Z SHARES:
NET ASSETS	$681,932
Shares issued and outstanding ($0.001 par value common stock outstanding)	61,222
Net asset value, offering and redemption price per share	$11.14

a  On investment of $100,000 or more the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2015 (Unaudited)

Investment Income:
Distributions from master limited partnerships	$790,448
Less return of capital on distributions	(700,184)
Net distributions from master limited partnerships	90,264
Dividend income (net of $52,830 of foreign withholding tax)	925,435
Total Investment Income	1,015,699
Expenses:
Investment advisory fees	418,877
Administration fees	65,949
Professional fees	49,102
Registration and filing fees	46,916
Distribution fees—Class A	19,404
Distribution fees—Class C	26,700
Distribution fees—Class R	22
Shareholder servicing fees—Class A	7,762
Shareholder servicing fees—Class C	8,900
Shareholder servicing fees—Class I	5,130
Transfer agent fees and expenses	14,163
Custodian fees and expenses	13,534
Shareholder reporting expenses	12,744
Directors' fees and expenses	2,403
Miscellaneous	5,159
Total Expenses	696,765
Reduction of Expenses (See Note 2)	(173,211)
Net Expenses	523,554
Net Investment Income	492,145
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(583,363)
Foreign currency transactions	484
Net realized loss	(582,879)
Net change in unrealized appreciation (depreciation) on:
Investments	(526,282)
Foreign currency translations	(2,369)
Net change in unrealized appreciation (depreciation)	(528,651)
Net realized and unrealized loss	(1,111,530)
Net Decrease in Net Assets Resulting from Operations	$(619,385)

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended May 31, 2015	For the Period December 20, 2013[a] through November 30, 2014
Change in Net Assets:
From Operations:
Net investment income	$492,145	$165,040
Net realized gain (loss)	(582,879)	27,405
Net change in unrealized appreciation (depreciation)	(528,651)	(1,275,610)
Net decrease in net assets resulting from operations	(619,385)	(1,083,165)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(211,467)	(6,960)
Class C	(93,574)	(2,730)
Class I	(963,748)	(126,754)
Class R	(138)	—
Class Z	(21,200)	(6,920)
Net realized gain:
Class A	—	(12,496)
Class C	—	(9,970)
Class I	—	(160,395)
Class R	—	—
Class Z	—	(10,888)
Return of capital:
Class A	—	(14,507)
Class C	—	(11,575)
Class I	—	(186,217)
Class R	—	—
Class Z	—	(12,641)
Total dividends and distributions to shareholders	(1,290,127)	(562,053)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	49,908,982	63,021,889
Total increase in net assets	47,999,470	61,376,671
Net Assets:
Beginning of period	61,476,671	100,000
End of period[b]	$109,476,141	$61,476,671

a  Commencement of operations.

b  Includes dividends in excess of net investment income of $1,028,814 and $230,832, respectively.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended May 31, 2015	For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$11.53	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.06	0.04
Net realized and unrealized gain (loss)	(0.29)	1.74 [c]
Total from investment operations	(0.23)	1.78
Less dividends and distributions to shareholders from:
Net investment income	(0.18)	(0.05)
Net realized gain	—	(0.09)
Return of capital	—	(0.11)
Total dividends and distributions to shareholders	(0.18)	(0.25)
Net increase (decrease) in net asset value	(0.41)	1.53
Net asset value, end of period	$11.12	$11.53
Total investment return[d,e]	(1.89)%[f]	17.76%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$17.9	$7.4
Ratio of expenses to average daily net assets (before expense reduction)	1.85%[g]	2.67%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.45%[g]	1.45%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.64%[g]	(0.87)%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.04%[g]	0.35%[g]
Portfolio turnover rate	22%[f]	26%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Does not reflect sales charges, which would reduce return.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Not annualized.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended May 31, 2015	For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$11.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.01	(0.03)
Net realized and unrealized gain (loss)	(0.26)	1.74 [c]
Total from investment operations	(0.25)	1.71
Less dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.02)
Net realized gain	—	(0.09)
Return of capital	—	(0.11)
Total dividends and distributions to shareholders	(0.16)	(0.22)
Net increase (decrease) in net asset value	(0.41)	1.49
Net asset value, end of period	$11.08	$11.49
Total investment return[d,e]	(2.25)%[f,g]	17.10%[f,g]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$10.1	$4.8
Ratio of expenses to average daily net assets (before expense reduction)	2.50%[h]	3.27%[h]
Ratio of expenses to average daily net assets (net of expense reduction)	2.10%[h]	2.10%[h]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(0.13)%[h]	(1.41)%[h]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.27%[h]	(0.24)%[h]
Portfolio turnover rate	22%[f]	26%[f]

a  Commencement of operations.

b  Calcuation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Does not reflect sales charge, which would reduce return.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Not annualized.

g  The net asset value (NAV) disclosed in the November 30, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2014.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended May 31, 2015	For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$11.55	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.07	0.10
Net realized and unrealized gain (loss)	(0.28)	1.72 [c]
Total from investment operations	(0.21)	1.82
Less dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.07)
Net realized gain	—	(0.09)
Return of capital	—	(0.11)
Total dividends and distributions to shareholders	(0.20)	(0.27)
Net increase (decrease) in net asset value	(0.41)	1.55
Net asset value, end of period	$11.14	$11.55
Total investment return[d]	(1.75)%[e]	18.13%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$80.8	$47.8
Ratio of expenses to average daily net assets (before expense reduction)	1.52%[f]	2.66%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.10%[f]	1.10%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.90%[f]	(0.71)%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.32%[f]	0.85%[f]
Portfolio turnover rate	22%[e]	26%[e]

a  Commencement of operations.

b  Calcuation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended May 31, 2015	For the Period October 1, 2014[a] through November 30, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$11.54	$12.41
Income (loss) from investment operations:
Net investment income[b]	0.03	0.01
Net realized and unrealized gain (loss)	(0.26)	(0.88)[c]
Total from investment operations	(0.23)	(0.87)
Less dividends and distributions to shareholders from:
Net investment income	(0.17)	—
Total dividends and distributions to shareholders	(0.17)	—
Net decrease in net asset value	(0.40)	(0.87)
Net asset value, end of period	$11.14	$11.54
Total investment return[d]	(2.00)%[e,f]	(6.93)%[e,f]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$9.0	$9.3
Ratio of expenses to average daily net assets (before expense reduction)	2.00%[g]	2.53%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.60%[g]	1.60%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.22%[g]	(0.58)%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.62%[g]	0.35%[g]
Portfolio turnover rate	22%[e]	26%[e]

a  Inception date.

b  Calcuation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  The net asset value (NAV) disclosed in the November 30, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2014.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended May 31, 2015	For the Period December 20, 2013[a] through November 30, 2014
Per Share Operating Performance:
Net asset value, beginning of period	$11.55	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.05	0.09
Net realized and unrealized gain (loss)	(0.26)	1.72 [c]
Total from investment operations	(0.21)	1.81
Less dividends and distributions to shareholders from:
Net investment income	(0.20)	(0.06)
Net realized gain	—	(0.09)
Return of capital	—	(0.11)
Total dividends and distributions to shareholders	(0.20)	(0.26)
Net increase (decrease) in net asset value	(0.41)	1.55
Net asset value, end of period	$11.14	$11.55
Total investment return[d]	(1.75)%[e]	18.02%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.7	$1.5
Ratio of expenses to average daily net assets (before expense reduction)	1.50%[f]	2.72%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.10%[f]	1.21%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.52%[f]	(0.70)%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.92%[f]	0.81%[f]
Portfolio turnover rate	22%[e]	26%[e]

a  Commencement of operations.

b  Calcuation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 8, 2013 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide attractive total return, comprised of current income and price appreciation. The Fund had no operations until December 6, 2013 when it sold 1,000 shares each of Class A, C and Z, and 7,000 shares of Class I for $100,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). Investment operations commenced on December 20, 2013. On July 22, 2014, the Board of Directors of the Fund approved the Fund's offering of Class R shares. Class R shares became available for investment on October 1, 2014, on which date the Fund sold 806 shares of Class R for $10,000 to the investment advisor. The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of May 31, 2015.

The following is a summary of the inputs used as of May 31, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies:
Crude/Refined Products	$22,879,936	$22,551,931	$—	$328,005	[a,b]
Renewable Energy	2,642,705	2,550,282	—	92,423	[a,b]
Other	82,878,467	82,878,467	—	—
Total Investments[c]	$108,401,108	$107,980,680	$—	$420,428

a  Private placement in a public entity classified as Level 3 is valued at a discount to quoted market prices to reflect limited liquidity.

b  Fair valued, pursuant to the Fund's fair value procedures utilizing significant unobservable inputs and assumptions. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

c  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconcilliation of investments for which significant unobservable inputs (Level 3) were used in determinging fair value:

	Total Investments in Securities	Master Limited Partnerships and Related Companies— Crude/Refined Products	Master Limited Partnerships and Related Companies— Renewable Energy
Balance as of November 30, 2014	$—	$—	$—
Purchases	381,486	300,690	80,796
Change in unrealized appreciation (depreciation)	38,942	27,315	11,627
Balance as of May 31, 2015	$420,428	$328,005	$92,423

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The change in unrealized appreciation (depreciation) attributable to securities owned on May 31, 2015, which were valued using significant unobservable inputs (Level 3) amounted to $38,942.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at May 31, 2015	Valuation Technique	Unobservable Inputs	Input Values
Master Limited Partnerships & Related Companies:
Crude/Refined Products	$328,005	Market Price Less Discount	Liquidity Discount	5.25%
Renewable Energy	92,423	Market Price Less Discount	Liquidity Discount	2.34%

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investments in Master Limited Partnerships & Related Companies—Crude/Refined Products and Renewable Energy is a discount to quoted market prices to reflect limited liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. The Fund has estimated approximately 88.6% of distributions from MLPs as return of capital. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund received paid-in-kind stock dividends in the form of additional units from its investment in Enbridge Energy Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as an adjustment to the cost of the security. For the six months ended May 31, 2015, the Fund received the following paid-in-kind stock dividends:

Enbridge Energy Management, LLC	$31,214

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or "units" are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund's investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended May 31, 2015, the investment advisor considers it likely that a portion of the distributions will be reclassified to return of capital upon the final determination of the Fund's taxable income after November 30, 2015, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of May 31, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

For the six months ended May 31, 2015, and through June 30, 2016, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. The contractual expense limitation agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the six months ended May 31, 2015, fees waived and/or expenses reimbursed totaled $173,211.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the six months ended May 31, 2015, the Fund incurred $20,944 in fees under this administration agreement. Additionally, the Fund pays U.S. Bancorp Fund Services, LLC as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended May 31, 2015, the Fund has been advised that the distributor or its affiliates received $11,935 in sales commissions from the sale of Class A shares. For the six months ended May 31, 2015, the Fund has been advised that the distributor or its affiliates received $1,649 in sales commissions from the redemption of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares, up to 0.25% of the average daily net assets of the Fund's Class C shares, and up to 0.10% of the average daily net assets of the Fund's Class I shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor which was reimbursed by the Fund in the amount of $431 for the six months ended May 31, 2015.

Other: At May 31, 2015, the investment advisor and affiliated persons of the investment advisor owned 19% of the Fund's outstanding shares. Investment activities of these shareholders could have a

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended May 31, 2015, totaled $69,070,724 and $17,926,679, respectively.

Note 4. Income Tax Information

As of May 31, 2015, the tax components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$110,202,869
Gross unrealized appreciation	$4,217,900
Gross unrealized depreciation	(6,019,661)
Net unrealized appreciation (depreciation)	$(1,801,761)

Note 5. Capital Stock

The Fund is authorized to issue 1 billion shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended May 31, 2015		For the Period December 20, 2013[a] through November 30, 2014
	Shares	Amount	Shares	Amount
Class A:
Sold	1,321,122	$14,603,066	735,846	$8,932,332
Issued as reinvestment of dividends	18,086	195,542	2,255	28,227
Redeemed	(371,583)	(4,173,390)	(100,009)	(1,171,114)
Net increase	967,625	$10,625,218	638,092	$7,789,445

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended May 31, 2015		For the Period December 20, 2013[a] through November 30, 2014
	Shares	Amount	Shares	Amount
Class C:
Sold	529,654	$5,838,944	437,935	$5,356,995
Issued as reinvestment of dividends	7,522	80,829	1,763	22,036
Redeemed	(43,487)	(470,265)	(24,892)	(297,861)
Net increase	493,689	$5,449,508	414,806	$5,081,170
Class I:
Sold	4,094,020	$45,357,556	4,451,875	$52,490,589
Issued as reinvestment of dividends	47,050	507,131	4,486	54,590
Redeemed	(1,018,896)	(11,221,752)	(327,511)	(4,026,592)
Net increase	3,122,174	$34,642,935	4,128,850	$48,518,587
Class Rb:
Sold	—	$—	806	$10,000
Net increase	—	$—	806	$10,000
Class Z:
Sold	833	$8,943	318,672	$3,884,483
Issued as reinvestment of dividends	1,758	18,805	2,251	28,122
Redeemed	(75,547)	(836,427)	(187,745)	(2,289,918)
Net increase (decrease)	(72,956)	$(808,679)	133,178	$1,622,687

a  Commencement of operations

b  Inception date of October 1, 2014.

Note 6. Concentration of Risk

Under normal market conditions, the Fund will invest at least 80% of its net assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources. The Fund will be subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. Energy related companies may be subject to a variety of factors that may adversely affect their business or operations, including fluctuations in commodity prices, slowdowns in new construction and acquisitions, changes in the regulatory environment, rising interest rates, and other factors.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after May 31, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Election of Additional Director

Effective January 26, 2015, the Board of Directors has elected Dean Junkans as director of the Fund. Prior to becoming a Director of various Cohen & Steers funds, Mr. Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014, and also served as Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He is currently a member, and former Chair, of the Claritas Advisory Committee at the CFA Institute, and is also a board member and Investment Committee member of Bethel University Foundation. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran.

Foreign Investor Policy Change

Effective February 1, 2015, the Fund no longer accepts investments from investors with non-U.S. addresses as well as dealer controlled accounts designated as foreign accounts (Restricted Accounts), consistent with the industry standard. Existing Restricted Accounts can remain in the Fund, but are prohibited from making further investments into their accounts. U.S. Armed Forces and Diplomatic post office addresses abroad will be treated as U.S. addresses and will continue to be able to invest in the Fund. For more information, please call (800) 437-9912.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Investment Advisory Agreement) and subadvisory agreements (the Subadvisory Agreements, and together with the Investment Advisory Agreement, the Advisory Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 9, 2015, and at a meeting held in person on June 16, 2015, the Advisory Agreements were discussed and were unanimously approved for a term ending June 30, 2016 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to approve the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee and expense and performance information compared to peer funds (Peer Funds) prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, and for the Investment Advisor, including, but not limited to, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with representatives of the Investment Advisor the type of investments made on behalf of the Fund. The Board of Directors also considered the Investment Advisor's investment philosophy with respect to, and the investment outlook for, the Fund. Additionally, the Board of Directors considered the services provided by the Investment Advisor and the Subadvisors to other registered funds advised by the Investment Advisor. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds or accounts, including those that have investment objectives and strategies similar to the Fund.

The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the success of the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors noted that the Fund has been in existence since December 20, 2013 and considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund performance ranked fourth out of eight Peer Funds for the one-year period ended March 31, 2015, ranking in the third quintile. The Board of Directors also noted that the Fund outperformed both its benchmarks for the one-year period ended March 31, 2015. The Board of Directors noted that the Fund is relatively new and does not have a lengthy performance history. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other funds and products investing in master limited partnerships. The Board of Directors determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the actual management fees were lower than the Peer Funds median while the contractual management fees were slightly higher (by less than 0.01%) than the Peer Funds median, ranking in the first and third quintiles, respectively. The total expense ratio was slightly lower (by 0.04%) than the median of the Peer Funds, ranking the Fund in the second quintile. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor and not by the Fund and are affiliates of the Investment Advisor, and the Board of Directors considered the profitability of the Investment Advisor as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

beneficial to the Fund. The Board of Directors noted that because of the Fund's small size, the operating expenses continued to be subsidized, and the Fund is not yet profitable to the Investment Advisor.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund's asset size and determined that at this time there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other fund managements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the Advisory Agreements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Robert S. Becker
Vice President

Benjamin Morton
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class   A—MLOAX
C—MLOCX
I—MLOIX
R—MLORX
Z—MLOZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers MLP & Energy Opportunity Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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MLOAXSAR

Semiannual Report May 31, 2015

Cohen & Steers MLP & Energy Opportunity Fund

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and

Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: August 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 5, 2015